THE BERWYN FUND, INC.
Shareholder Services
c/o PFPC Inc.
P. O. Box 8987
Wilmington, DE  19899

PROSPECTUS
April 30, 1998



Investment Objective

	The Berwyn Fund, Inc. (the "Fund") is a no-load, non-diversified, open-end management investment company. While there is no sales charge for the purchase of shares in the Fund, the Fund does charge a 1% fee on the redemption of shares held for less than one year. If shares are held for one year or longer, there is no fee on redemption.

	The investment objective of the Fund is long-term (i.e., greater than one year) capital appreciation; current income is a secondary consideration. The Fund intends to achieve its objective through investment in common stock and fixed income securities. There can be no assurance that the investment strategy of the Fund will be successful and its objective may not be realized.

Investment Adviser

	The Killen Group, Inc. (the "Adviser") is the investment adviser to the Fund. Robert E. Killen is Chief Executive Officer ("CEO") and sole shareholder of The Killen Group, Inc.

	This Prospectus sets forth concisely the information that an investor should know before investing in the Fund. Investors are advised to read and retain this Prospectus for future reference. The Fund has filed a Statement of Additional Information ("SAI") containing additional information about the Fund with the Securities and Exchange Commission. The SAI is dated April 30, 1998 and is incorporated by reference into this Prospectus. The SAI may be obtained, without charge, by writing to the Fund.

	THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.






TABLE OF CONTENTS



Fee and Expense
Table.................................................................
 ............................................	2

Financial
Highlights............................................................
 ......................................................	3

Calculation of Performance
Data..................................................................
 ............................	4

Investment Objective, Policies and Risk
Factors...............................................................
 ........	4

Management of the
Fund..................................................................
 .......................................	6

Computation of Net Asset
Value.................................................................
 .............................	8

Share
Purchases.............................................................
 ..........................................................	8

Distributor...........................................................
 ....................................................................	10

Exchange of
Shares................................................................
 .................................................	11

Dividends, Capital Gains Distribution and
Taxes.................................................................
 .....	12

Retirement
Plans.................................................................
 ....................................................	13

Redemption of
Shares................................................................
 .............................................	13

General
Information...........................................................
 .....................................................	14

Additional
Information...........................................................
 ..................................................	15














-1-


FEE and EXPENSE TABLE



Shareholder Transaction Expenses

Redemption Fees (as a percentage of
amount redeemed)	 1.00 % 1

Annual Fund Operating Expenses
  (as a percentage of average net assets)

Management Fees	 1.00 %

Other Expenses	 0.20 %

Total Fund Operating Expenses	 1.20 %

______________________________________________________________________
________

1 The Fund charges a fee of 1% of the amount redeemed on redemptions of shares held less than
   1 year.


	The purpose of this Table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see "Management of the Fund" in the Prospectus and "Investment Advisory Arrangements" in the Statement of Additional Information.

Example

		1 Year     3 Years
5 Years     10 Years

You would pay the following		$12	$37	$64	$142
expenses on a $1,000 invest-
ment, assuming (1) 5% annual
return and (2) redemption at
the end of each time period:


THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRE-SENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


-2-


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


The following financial highlights information for a share outstanding throughout each period, insofar as it relates to each of the five years in the period ended December 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, whose report on the financial statements containing this information was unqualified.
This information should be read in conjunction with the Fund's financial statements and notes thereto, which are incorporated by reference in the Fund's Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1997 Annual Report to Shareholders (the "Annual Report"). Additional Information about the Fund's investment performance is contained in the Annual Report which can be obtained from the Fund upon request without charge.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/97	12/31/96	12/31/95	12/31/94	12/31/93

Net Asset Value, Beginning of Period	$19.69	19.43	17.55	$17.67	$14.86
	--------	--------	--------	--------	--------
Income From Investment Operations
	Net Investment Income (Loss)	0.00	(0.02)	0.00	0.02	(0.03)
	Net Realized and Unrealized Gains
		(Loss) on Securities	5.06	2.78	3.34	0.65	3.42
			--------	--------	--------	--------	--------
	Total from Investment Operations	5.06	2.76	3.34	0.67	3.39
			--------	--------	--------	--------	--------

Less Distributions
	Dividends from Net Investment Income	---	---	(0.01)	(0.01)	---
	Distributions from Net Realized Gains	(2.74)	(2.50)	(1.45)	(0.78)	(0.58)
			--------	--------	--------	--------	--------
	Total Distributions	(2.74)	(2.50)	(1.46)	(0.79)	(0.58)
			--------	--------	--------	--------	--------

Net Asset Value, End of Period	$22.01	$19.69	$19.43	$17.55	$17.67


	Total Return	26.05%	14.35%	19.18%	3.90%	22.90%


Ratios/Supplemental Data
Net Assets, End of Period (000)	$100,406	94,056	$97,234	$63,522	$47,312

Ratio of Expenses to Average Net Assets	1.20%	1.21%	1.23%	1.33%	1.37%

Ratio of Net Investment Income (Loss)
	to Average Net Assets	(0.02%)	(0.10%)	0.04%	0.11%	(0.18%)

Portfolio Turnover Rate	26%	32%	32%	24%	24%

Average Commissions Rate Paid*	$0.0676	$0.0554	----	---	---


_______________________________
*Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during year.
-3a-


FINANCIAL HIGHLIGHTS (continued)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/92	12/31/91	12/31/90	12/31/89	12/31/88

Net Asset Value, Beginning of Period	$13.47	9.66	13.82	$12.63	$10.84
	--------	--------	--------	--------	--------
Income From Investment Operations
	Net Investment Income (Loss)	0.04	0.11	0.13	0.09	0.07
	Net Realized and Unrealized Gains
		(Loss) on Securities	2.70	4.08	(3.44)	1.99	2.27
			--------	--------	--------	--------	--------
	Total from Investment Operations	2.74	4.19	(3.31)	2.08	2.34
			--------	--------	--------	--------	--------
Less Distributions
	Dividends from Net Investment Income	(0.04)	(0.11)	(0.13)	(0.09)	(0.08)
	Distributions from Net Realized Gains	(1.31)	(0.27)	(0.72)	(0.80)	(0.47)
			--------	--------	--------	--------	--------
	Total Distributions	(1.35)	(0.38)	(0.85)	(0.89)	(0.55)
			--------	--------	--------	--------	-------

Net Asset Value, End of Period	$14.86	$13.47	$9.66	$13.82	$12.63

	Total Return	20.60%	43.70%	(23.90%)	16.50%	21.60%

Ratios/Supplemental Data
Net Assets, End of Period (000)	$31,334	18,667	$11,.627	$14,078	$11,367

Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.46%	1.42%	1.45%

Ratio of Net Investment Income (Loss)
	to Average Net Assets	0.28%	0.91%	1.11%	0.70%	0.60%

Portfolio Turnover Rate	45%	33%	24%	25%	20%

Average Commissions Rate Paid	---	---	---	---	---










-3b-


CALCULATION OF PERFORMANCE DATA

	From time to time the Fund may advertise its annual total return. The total return of the Fund reflects the change in share price and the reinvestment of dividends and capital gains. Total return is based on historical performance and is not intended to indicate future performance. The Fund calculates total return for a period by determining the redeemable value of a $1,000 investment made at the beginning of the period, with dividends and capital gains reinvested on the reinvestment date, on the last day of the period and dividing that value by $1,000. There is further information regarding the Fund's performance in its Annual Report. Any investor may obtain a copy of the Annual Report without charge by writing to the Shareholder Services Agent of the Fund or by calling (800) 992-6757.


INVESTMENT OBJECTIVE, POLICIES, AND RISK FACTORS

	The investment objective of the Fund is to seek long-term (i.e., greater than one year) capital appreciation; current income is a secondary consideration. The Fund is a no-load, non-diversified, open-end management investment company. Since the Fund is non-diversified, there are no restrictions concerning the diversification of the Fund's investments under the Investment Company Act of 1940, as amended (the "1940 Act") and there may be greater risk in an investment in the Fund than in a diversified investment company.
Being non-diversified means that the Fund may invest a greater portion of its net assets in the shares of a single issuer than a diversified fund. Changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the share value of the Fund than in a diversified fund.

	Even though the Fund is non-diversified under the 1940 Act, the Fund has placed restrictions on its investment policy for purposes of diversification. Two particularly significant restrictions are: (1) with respect to 50% of the value of its total assets, the Fund will not, at the time of purchase, invest more than 5% of the value of its total assets, at market value, in the securities of any one issuer, except the securities of the U.S. government, and (2) with respect to the other 50% of the market value of its total assets, the Fund will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer. With these two restrictions, hypothetically, the Fund could hold a portfolio with investments in as few as 14 issuers. The Fund does not anticipate having a portfolio with as few as 14 issuers. The investment policy of the Adviser has been to use two basic guidelines in the management of investment portfolios: (1) the initial investment in any single issuer must comprise less than 5% of the total value of the assets in a portfolio and (2) the initial investment in any one industry must comprise less than 20% of the total value of the assets in a portfolio. (The maximum that the Fund will invest in any industry will be 25% of the value of its total assets). Under normal market conditions, the Fund follows the 5% and 20% guidelines of the Adviser. The Fund will always adhere to this 25% rule.

	The Fund invests in what it believes to be undervalued common stock and fixed income securities that offer a potential for long-term capital appreciation. This approach can often result in selecting securities which are not being recommended by other investment advisers and/or brokerage firms. In addition, this approach can often result in the selection of securities of lesser known companies. The Fund, however, only invests in corporations that have been in business for at least five years and have a minimum of $10,000,000 in assets. Also, the Fund only invests in securities listed on national exchanges and on the over-the-counter market. The Fund will not invest more than 10% of its net assets in illiquid
securities.   Under normal market conditions, the Fund invests at
least 80% of the value of its net assets in common stocks. The Fund selects common stock investments from three broad areas: (1) companies selling substantially below their book value; (2) companies selling at a low valuation to their present earnings level; and (3) companies judged by the Adviser, to have above-average growth prospects over the next three-to-five year period and to be selling, in the opinion of the Adviser, at small premiums to their book value, or at modest valuations to their present earnings level. The Fund may also invest in real estate investment trusts.

	The value of the common stocks in which the Fund invests can be expected to fluctuate daily. A change in the value of the majority of common stocks in which the Fund invests would normally affect the value of the net assets of the Fund and the value of an investment in the Fund. If the value of the majority of common stocks held by the Fund increases in value, then the net assets of the Fund and an investment in the Fund would normally increase in value. If there were a decline in the value of a majority of the common stocks of the Fund, then the net assets of the Fund and an investment in the Fund would normally decline in value.

	The Adviser believes that its (i) strategy of investing in undervalued common stock offers the potential for long-term capital appreciation above that of the leading stock market indices (i.e., Dow Jones Industrial Average, Standard & Poor 500 Index, Russell 2000 and the Value Line Composite), and (ii) that use of the guidelines of the Adviser for portfolio management together with the investment restrictions previously described will lessen the risks in this investment approach.

	The investment objective of the Fund, to seek long term capital appreciation with current income as a secondary consideration, is a fundamental policy of the Fund. Also, the policy of the Fund to invest the majority of its net assets in common stocks that the Adviser deems to be undervalued is a fundamental policy of the Fund. Fundamental policies are those policies which cannot be changed without the approval of a majority of the outstanding voting securities of the Fund. Investment policies, other than the fundamental policies, may be changed with the approval of a majority of the Board of Directors.

	While the portfolio of the Fund emphasizes investment in common stock, the Fund may invest up to 20% of the value of its net assets in fixed income securities (corporate bonds and preferred stocks.) The Fund invests in fixed income securities when the Adviser believes prevailing interest rates offer long-term capital appreciation. The fixed income securities selected may include securities with any of the ratings listed by Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's"), including securities with a Standard & Poor's D rating and a Moody's C rating and in unrated securities that are determined by the Adviser to be of equivalent quality. (See
Appendices A and B in the Statement of Additional Information for Standard & Poor's and Moody's definitions of Bond Ratings.) Fixed income corporate debt securities that have a BBB or Baa rating have speculative characteristics and are riskier investments than debt securities rated A (Standard & Poor's or Moody's rating) and higher. Fixed income securities that have credit ratings lower than BBB (Standard & Poor's rating) or a Baa (Moody's rating) are commonly referred to "junk bonds". These lower rated securities are speculative investments and investment in them is riskier than an investment in a fixed income security with a rating of BBB or Baa or higher. The ability of the issuer of a lower rated security to pay income or repay principal in accordance with the terms of the obligation may be impacted more severely by adverse economic conditions or a business downturn than the ability of an issuer of higher rated securities. Unrated securities may or may not be considered more creditworthy than lower rated securities. It is the decision of the issuer to seek to have a security rated.

	In investing in lower rated and unrated fixed income securities, the Adviser will examine the financial statements of an issuer and determine its creditworthiness. The Fund only invests in fixed income securities that are listed on national exchanges or the over-the-counter market. The Fund will not invest more than 10% of the value of its portfolio in unrated fixed income securities.

	Although the Fund will normally invest in common stocks and fixed income securities, the Fund may at times, for temporary defensive purposes, invest all or a portion of its assets in no load money market funds, savings accounts and certificates of deposit of domestic banks with assets in excess of $1,000,000, commercial paper with the highest investment grade rating (i. e., A-1 and P-1, as defined by Standard & Poor's and Moody's Commercial Paper Ratings, respectively), repurchase agreements, U. S. treasury bills, treasury notes and treasury bonds, or cash. Treasury bills, treasury notes and treasury bonds are issued by the United States Treasury Department and backed by the "full faith and credit" of the U.S. Government. When the Fund invests in such securities, however, the U.S. Government will not be required to provide financial support to the Fund. Also, the Fund will not invest more than 5% of its total assets in repurchase agreements.

	Investment by the Fund in a no load money market fund will result in the Fund paying a double management fee on the money invested.

	The Fund does not intend to engage in short term trading. In 1997, the Fund had a portfolio turnover rate of 26% and anticipates it will have a portfolio turnover rate of less than 100% in 1998.

MANAGEMENT OF THE FUND

	The Fund is a corporation formed under the laws of the Commonwealth of Pennsylvania on February 18, 1983. The business of the Fund is managed under the direction of the Board of Directors (the "Board"). The Board is elected annually by the shareholders and sets broad policies for the Fund. The daily operations of the Fund are administered by employees of the Adviser under the supervision of the Board.

	The Killen Group, Inc. (the "Adviser") is the investment adviser to the Fund. The Adviser is a Pennsylvania corporation that was formed in September 1982. Its address is 1189 Lancaster Avenue, Berwyn, Pennsylvania 19312. Robert E. Killen is Chairman, CEO and sole shareholder of the Adviser.

	Mr. Killen is also the President and Chairman of the Board of the Fund. He is the person primarily responsible for the day-to-day management of the Fund's portfolio. He has been managing the Fund's portfolio since May 4, 1984, the date the Fund's public offering began. Mr. Killen has over twenty-five years experience as an investment adviser. In 1969, Mr. Killen cofounded Compu-Val Management Associates, an investment advisory firm and was a 50% partner until February 1983. At that time, The Killen Group, Inc., replaced Mr. Killen as the 50% partner. The partnership of Compu-Val Management Associates was dissolved on December 31, 1983 and The Killen Group, Inc. continued its advisory business as a separate entity. As of December 31, 1997, The Killen Group, Inc. was managing 380 individual investment portfolios worth approximately $555 million.

	The Adviser also manages the Berwyn Income Fund, Inc. (the "Berwyn Income Fund"). The Berwyn Income Fund is an open-end management investment company that seeks current income for its shareholders by investing in fixed income securities. The Killen Group, Inc. has been the investment adviser to the Berwyn Income Fund since it became public in September, 1987. On December 31, 1997, the Berwyn Income Fund had net assets of over $180 million.

	Under the contract between the Fund and the Adviser, the Adviser provides the Fund with investment management services. These services include advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of the Fund's resources. In addition, employees of the Adviser manage the daily operations of the Fund under the supervision of the Board.

	As compensation for its services, the Adviser receives monthly compensation at the annual rate of 1% of the average daily net assets of the Fund. This fee is higher than that of most mutual funds. In 1997, the Fund paid the Adviser $947,901 for its services. This amount was 1.00% of the average daily net assets of the Fund for the year. Total expenses for the Fund in 1997 were 1.20% of the average daily net assets of the Fund.

	Subject to policies established by the Board, the Adviser is responsible for the Fund's portfolio decisions. When buying and selling securities, the Fund may pay commissions to brokers who are affiliated with the Adviser or the Fund. The Adviser also gives consideration to brokers who have assisted in the distribution of the Fund's shares.

Year 2000

	Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Adviser, the Fund's distributor, Berwyn Financial Services Corp., and PFPC, Inc., the Fund's registrar, transfer agent and dividend disbursing agent, have advised the Fund that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Fund and the Adviser have no reason to believe that these goals will not be achieved.

COMPUTATION OF NET ASSET VALUE

	The net asset value per share of the Fund is determined by dividing the total value of the Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of the Fund. Net asset value per share is determined daily, Monday through Friday, at the close of regular trading on the New York Stock Exchange (the "Exchange") (4:00 p.m. Eastern Time) and is effective as of the time of computation. (The Exchange is closed on, and net asset value is not calculated on, New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day (day observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.) For the purpose of making this determination, securities listed on national securities exchanges are valued at their last sales price on the exchange where primarily traded. In the event there are no sales, the security is valued at the last current bid price. An unlisted security, for which over-the-counter market quotations are readily available, is valued on the basis of the last current bid price. When over-the-counter bids are not readily available, an unlisted security is valued at its fair value as determined in good faith by, or under the supervision of, the Board. All other assets are valued at fair value as determined in good faith by the Board.

SHARE PURCHASES

	The Fund was closed to new investors on January 1, 1998. Only individuals who were shareholders in the Fund on December 31, 1997 will be allowed to increase their investments in the Fund and to open new accounts.

	For individuals who may invest in the Fund, the shares are sold without a load. The offering price of shares is the net asset value per share next determined after receipt by the Transfer Agent of the order for purchase of shares. The Fund has authorized certain brokers and intermediaries designated by such brokers to accept purchase and redemption orders. The receipt of an order by such broker or its intermediary will be considered the same as receipt of an order by the Fund's Transfer Agent and the order received by the broker or its intermediary will receive the net asset value per share next determined after receipt by the broker or its intermediary.

	The value of the shares in the Fund can be expected to fluctuate daily.

	Orders for shares of the Fund received prior to the close of the Exchange (normal closing time is 4:00 p.m., eastern time) on any day the Exchange is open will be the net asset value effective at the close of the Exchange on such a day. Orders received after the close of the Exchange will be valued at the net asset value computed on the next business day (i.e., the next day the Exchange is open).

	The minimum initial investment is $10,000 per investor. This investment may be divided by a single investor among different investment accounts in the Fund or between accounts in the Fund and the Berwyn Income Fund that total $10,000 in the aggregate.
Subsequent investments must be at least $250. For Individual Retirement Accounts (each, an "IRA"), the minimum initial investment is $1,000. The minimum initial investment for a spousal IRA is $250. Sub-sequent investments in IRA accounts must be at least $250. There are no minimum investment requirements for an investment by a retirement plan (other than IRAs) or a custodial account established for the benefit of a minor. Initial investments must consist of a New Account Application and payment of the initial investment.
Investments are deemed effective when they are received at the office of the Fund's Transfer Agent, PFPC, Inc., P. O. Box 8987, Wilmington DE 19899 or at the office of the broker or broker's intermediary, authorized to accept orders for the purchase and sale of Fund shares.

	The Fund has an Automatic Investment Plan under which an investor may have money transferred from the investor's checking account to the investor's account in the Fund. If you wish to use this plan, please contact the Fund for further information and an application.

	An investor may also exchange common stock for shares of the Fund. The stock offered by the investor, however, has to be acceptable to the Fund and the Fund reserves the right to reject any stock that does not meet its criteria.

	To be acceptable to the Fund, the stock offered by the investor for both initial and subsequent investments must have a fair market value, determined as set forth below, of at least $20,000. (An investor would be permitted to invest a combination of cash and stock totaling $20,000.) The stock must meet the investment standards and criteria listed in the Fund's Prospectus and Statement of Additional Information ("SAI") and, the stock will not be accepted if the Fund would violate any of its investment restrictions by having the stock in its portfolio. (See "Investment Objective, Policies and Risk Factors" in the Prospectus and "Investment Policies and Risk Factors" and "Investment Restrictions" in the SAI.)

	The Adviser will determine the acceptability and the fair market value of the stock. An investor wishing to exchange stock for Fund shares should write to the Adviser stating his intention to make an exchange and giving the names and amounts of shares being offered. Within three business days of receipt of the letter, the Adviser will mail a notice to the investor accepting or rejecting the stocks being offered.

	If the stock is acceptable to the Fund, the Adviser will also inform the investor in the notification of the preliminary value the Adviser has determined for each stock being offered and the date upon which the valuation was made. This amount may be different from the value obtained on the valuation date described below.

	The investor will have fourteen calendar days from receipt of the Adviser's notification to deliver to the Fund stock certificates for each security offered endorsed to The Berwyn Fund, Inc. In the case of an initial investment, a New Account Application completed by the investor must accompany the certificates.

	Upon receipt of the securities, the Fund will determine the value of the securities on the valuation date which will be the date on which the net asset value of shares of the Fund are next determined after receipt of such securities. The amount of the investment in the Fund will be the value of the securities offered as determined by the Fund. The value of each security offered by the investor will be determined on the valuation date as of the close of trading of the Exchange and the method of valuation will be the same as the one used to value the Fund's portfolio securities. If a security being exchanged pays interest, the amount of interest due will be determined on the valuation date and the Fund will issue shares equal to the amount of accrued interest. (See "Computation of Net Asset Value".) Dividends due on any security will be paid to the person who is listed as owner on the record date. For such an exchange, the net asset value of the shares of the Fund and the date upon which the investment is effective are determined in the same manner as for cash transactions.

	There may be Federal income tax consequences for an investor exchanging stock for Fund shares, and an investor should consult a qualified tax expert before entering into any exchange.

	In addition to purchasing and redeeming shares through the Fund, investors may make telephone purchases and redemptions through broker-dealers, who may charge a fee.

DISTRIBUTOR

	Berwyn Financial Services Corp. ("Berwyn Financial"), located at 1199 Lancaster Avenue, Berwyn, Pennsylvania 19312, serves as the non-exclusive distributor of the Fund's shares pursuant to a selling agreement between Berwyn Financial and the Fund. Under the terms of the agreement, Berwyn Financial is a selling agent for the Fund in certain jurisdictions in order to facilitate the registration of shares of the Fund under state securities laws and assists in the sale of shares. Berwyn Financial does not charge a fee for the services provided under the selling agreement with the Fund. The Fund shall continue to bear the expenses of all filing or notification fees incurred in connection with the registration of shares under state securities laws.

Berwyn Financial is affiliated with the Fund and its Adviser.  Robert
E. Killen who is an Officer and Director of the Fund and its Adviser is also a Director of Berwyn Financial. Kevin M. Ryan who is an Officer and Director of the Fund is also an Officer and Director of Berwyn Financial.

EXCHANGE OF SHARES

	Shares of the Fund may be exchanged for shares of Berwyn Income Fund, a no-load mutual fund that is managed by the Adviser. Shares may also be exchanged for shares in the Rodney Square Fund or the Rodney Square Tax-Exempt Fund (each of such Funds, a "Rodney Square Fund"). The Rodney Square Funds are money market funds managed by Rodney Square Management Corporation and distributed by Rodney Square Distributors, Inc. Exchanges will be made on the basis of the net asset value per share of the Funds involved next determined after an exchange has been requested. The minimum initial investment of Berwyn Income Fund is $10,000 ($1,000 for IRAs and no minimum initial investment for pension plans or custodial accounts for minors). The minimum initial investment for each of the Rodney Square Funds is $1,000. A shareholder may make an exchange by telephone or written request. Telephone requests for an exchange may be made by calling the Fund's Transfer Agent at (800) 992-6757 on any business day between 9:00 a.m. and 4:00 p.m. Written requests should be sent to the address on the cover of this Prospectus.

	Subject to the foregoing minimum investment amounts, any shareholder will be permitted to exchange shares among the above mutual funds ("Eligible Funds"). When making a telephone exchange, the shareholder must know the account number of the account from which shares are exchanged and the social security or tax identification number under which the account is registered. Shares will be exchanged only into an account that has the same shareholder(s) of record and the same social security or tax identification number.

	A shareholder in the Fund will be permitted to exchange the shares in his or her account for shares in one of the other Eligible Funds only four times in any twelve-month period. A shareholder in a Rodney Square Fund may exchange shares of the Rodney Square Fund for shares of the Fund as often as the shareholder wishes.

	Before making an exchange, a shareholder should obtain and review a current prospectus of the fund into which shares of the Fund will be exchanged. Prospectuses for Berwyn Income Fund, Inc., Rodney Square Fund or Rodney Square Tax Exempt Fund may be obtained by writing to the Shareholder Services Agent of the Fund or calling (800) 992-6757.

	The exchange privilege is available only to investors residing in states where the Eligible Funds have filed a notice of sales with the state securities administrator.

	The Fund, Berwyn Income Fund, Rodney Square Fund and Rodney Square Tax Exempt Fund reserve the right to amend or change the exchange privilege upon 60 days' notice to shareholders.

		DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

	It is the policy of the Fund to distribute annually all of its net investment income and any net realized capital gains. Unless shareholders request otherwise by notifying the Fund's transfer agent, dividends and capital gains distributions will be automatically reinvested in shares of the Fund at net asset value; such reinvestments will be made at the next net asset value per share determined after the record date.

	At the election of any shareholder, dividends or capital gains distributions, or both, will be distributed in cash. This election by the shareholder is made at the time of the initial purchase of shares by indicating on the account application whether distribution or reinvestment is desired.

	The election of the shareholder to receive or reinvest dividends and/or capital gain distributions may be changed at any time after the initial account application is received. To change the initial election, the shareholder must send the Fund a letter by certified mail, return-receipt requested, signed exactly as the shareholder's signature appears on the transfer agent's register, stating the change desired.

	The Fund qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, in the past year and intends to continue to so qualify by complying with the provisions of this Subchapter in the future.

	Subchapter M provides that an investment company which qualifies will be relieved from Federal income tax on the income the company distributes. Generally, shareholders of the investment company pay Federal income tax on dividends and capital gains distributions. Shareholders are responsible for the tax whether the dividend or capital gains distribution is received in cash or in additional shares of the Fund. Shareholders who are not subject to income tax will not be required to pay tax on the amount distributed. The Fund will notify shareholders what portion of the distribution is from net investment income or capital gains.

	A dividend shortly after a purchase of Fund shares is taxable to the shareholder even though it appears to be a return of capital.

	Redemptions and exchanges of Fund shares are treated as sales of Fund shares. Consequently, redemptions and exchanges are generally subject to capital gains tax.

	In addition to Federal income tax, Fund distributions and capital gains or losses from the sale, redemption or exchange of Fund shares may also be subject to state and local taxes.

	The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemption proceeds paid to shareholders that do not provide their correct taxpayer identification number, certify that it is correct, and certify that they are not subject to backup withholding.

RETIREMENT PLANS

	The Fund sponsors IRAs, including "Roth" and "Education" IRAs. Individuals interested in having an IRA with the Fund may obtain an IRA information booklet and application forms by writing to the Shareholder Services Agent of the Fund or calling (800) 992-6757.

REDEMPTION OF SHARES

	The Fund will redeem any portion of or all shares in an account upon receipt of a written request from the shareholder by the Transfer Agent. The Fund will also redeem shares worth up to $5,000 in value in an account upon a telephone request from a "qualified" shareholder. (To qualify for telephone redemption, a shareholder must check the box on the new account application.) The redemption price will be the net asset value per share next determined after receipt of a notice of redemption. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

	A shareholder who wishes to submit a written redemption request should mail it to The Berwyn Fund, c/o PFPC Inc., P.O. Box 8987,
Wilmington, DE 19899. The letter should list the shareholder's account number and the amount of money or number of shares being redeemed. The letter should be signed by the person(s) in whose name(s) the shares are registered.

	A shareholder who qualifies for telephone redemption may redeem up to $5,000 from an account by telephoning the Transfer Agent at
(800) 992-6757 on any business day between the hours of 9:00 a.m. and 4:00 p.m.

	A shareholder requesting a redemption by telephone must give the account number for the account and the social security number or tax identification number under which the account is registered. Checks will be issued only in the name listed on the account and will be mailed only to the address listed.

	Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification). Instructions received by telephone are generally tape recorded and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

	Payment will generally be mailed within seven days of receipt of a notice of redemption.

	The Fund also has a Systematic Withdrawal Plan ("SWP") under which an investor may have money automatically withdrawn from his or her account on a regular basis. Investors who wish to establish a SWP should complete the section in the new account application for systematic withdrawal.

	The Fund reserves the right to redeem the Fund shares of, and send the redemption proceeds to, any shareholder whose total shares in all accounts fall below $1,000 in net asset value by reason of redemption. Upon receiving written notice from the Fund, a shareholder must increase the shareholder's accounts net asset value to $1,000 or above within 60 days to prevent liquidation.

	When permitted by the Securities and Exchange Commission ("SEC"), the Fund may suspend the right of redemption and postponement of payment for more than seven days during any period when the Exchange is closed, other than customary weekend and holiday closing; when trading on such Exchange is restricted, as determined by the SEC, during any period when an emergency, as defined by rules of the SEC, exists making disposal of portfolio securities or valuation of net assets by the Fund not reasonably practicable; or when the SEC may permit for the protection of shareholders of the Fund.

	In order to emphasize the long-term objective of the Fund, a redemption fee of 1% of the net asset value of the shares being redeemed will be charged to shareholders redeeming shares held for less than one year. This fee only applies to the shares being redeemed. The redemption fee will be subtracted from the payment to the shareholder. The redemption fee is paid to the Fund and included in its net assets for the benefit of the remaining shareholders. It is intended that this provision will protect the remaining shareholders by discouraging short-term oriented investors from using the Fund as a trading vehicle.

GENERAL INFORMATION

The Fund

	Since May 4, 1984 the Fund has been offering its shares for sale to the public. It has authorized capital of 20,000,000 shares of common stock of $1 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and nonassessable.

	Fund shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for election of Directors may elect 100% of the Directors if they choose to do so and, in such event, the holders of the remaining shares so voting will not be able to elect any Directors.

Transfer Agent and Dividend Paying Agent

	PFPC Inc., P.O. Box 8987, Wilmington, DE 19899 is the Transfer Agent and Dividend Paying Agent.

Shareholder Inquiries

	Shareholder inquiries may be made by writing to the Transfer Agent or calling the Transfer Agent at (800) 992-6757 between the hours at 9:00 a.m. and 4:00 p.m.

Share Certificates

	Share certificates will be issued only upon written request.

Reports

	The Fund will issue annual and semi-annual reports to shareholders and may issue quarterly reports. In these reports, management of the Fund will discuss the Fund's performance and may included comparisons of the Fund's performance with that of stock market indices such as the Dow Jones Industrial Average, the Value Composite Index and the Russell 2000 Index.

	The annual report will contain audited financial statements and the semi-annual report will have unaudited financial statements.

ADDITIONAL INFORMATION

	This Prospectus omits certain information contained in the registration statement filed with the SEC. The registration statement consists of three parts: the Prospectus, the SAI and a third section containing exhibits and other information. A copy of the SAI is available from the Fund up request free of charge. The third part of the registration statement may be obtained from the SEC upon request paying the charges prescribed.

	No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the SAI, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer or solicitation in any jurisdiction in which such offering may not lawfully be made.